UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective November 8, 2007, Martha R. Carlin resigned as Executive Vice President, Operations of UDR, Inc. (the “Company”). Her last day of employment with the Company was the effective date of her resignation. Ms. Carlin was listed as a “named executive officer” in the Company’s definitive proxy statement dated March 26, 2007.

ITEM 7.01.	Regulation FD Disclosure.
     The information included as Exhibit 99.1 to this report will be made available to investors beginning November 13, 2007.

ITEM 8.01.	Other Events.
     On November 12, 2007, the Company announced that Jerry Davis has been promoted to Senior Vice President, Property Operations of the Company. In this position, Mr. Davis will be responsible for company-wide property operations following the resignation of Martha R. Carlin. A copy of the Company’s press release announcing Mr. Davis’s promotion is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials

99.2	Press Release dated November 12, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: November 13, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials

99.2	Press Release dated November 12, 2007